Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officers of Electronic Systems Technology Inc., a Washington corporation (the "Company"), does hereby certify, to the best of such officers' knowledge and belief, that:

    The Annual Report on Form 10-KSB for the year ended December 31, 2005 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TOM L. KIRCHNER                                                               /s/ JON CORREIO
Tom L. Kirchner                                                                           Jon Correio
Chief Executive Officer                                                               Chief Financial Officer
Date: March 23, 2006                                                                  Date: March 23, 2006